Exhibit 10.1

BETTERS SHAREHOLDER SUPPORT AGREEMENT

This BETTERS SHAREHOLDER SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of June 26, 2023, by and among Betters Medical Investment Holdings Limited, a Cayman Islands exempted company (“Betters”), Baird Medical Investment Holdings Limited, a Cayman Islands exempted company and a direct, wholly owned Subsidiary of Betters (“PubCo”), Tycoon Choice Global Limited, a business company limited by shares incorporated under the Laws of the British Virgin Islands and a direct, wholly owned Subsidiary of Betters (the “Company”), the person(s) identified on Schedule A hereto who hold Betters Shares (as defined below) (each, a “Betters Shareholder” and collectively the “Betters Shareholders”) and ExcelFin Acquisition Corp., a Delaware corporation (the “SPAC”).

WHEREAS, PubCo, SPAC, Betters Medical Merger Sub, Inc., a Delaware corporation and a direct, wholly owned Subsidiary of PubCo (“Merger Sub”), Betters and the Company are concurrently herewith entering into a Business Combination Agreement (as the same may be amended, restated or supplemented, the “Business Combination Agreement”; capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Business Combination Agreement) pursuant to which, among other things, (a) prior to the Closing, Betters will contribute all of the issued and outstanding shares of the Company (the “Company Shares”) to PubCo such that the Company will become a direct, wholly owned Subsidiary of PubCo (the “Share Contribution”), and, upon the consummation of the Share Contribution, Betters will receive the Contribution Consideration Shares in accordance with the terms of the Business Combination Agreement and the PubCo Governing Documents, and (b) Merger Sub will merge with and into SPAC, with SPAC continuing as the surviving corporation and as a direct, wholly-owned Subsidiary of PubCo (the “Merger”);

WHEREAS, each Betters Shareholder is, as of the date of this Agreement, the sole legal owner of the number of outstanding shares of Betters (“Betters Shares”) set forth opposite such Betters Shareholder’s name on Schedule A hereto (such Betters Shares owned by the Betters Shareholders, together with any additional Betters Shares or other Equity Securities of Betters (including any securities convertible into or exercisable for Betters Shares or other share capital of Betters), whether by purchase, as a result of a share dividend, share split, recapitalization, combination, reclassification, exchange or change of such shares, or upon the exercise or conversion of any securities, acquired by the Betters Shareholders after the date hereof and prior to the Outside Date being collectively referred to herein as the “Betters Shareholder Shares”);

WHEREAS, Betters is, as of the date of this Agreement, the sole legal owner of all of the Company Shares; and

WHEREAS, in order to induce SPAC to enter into the Business Combination Agreement and the Sponsor to enter into the Sponsor Support Agreement, PubCo, Betters, the Company and the Betters Shareholders desire to enter into this Agreement.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the representations, warranties, covenants and agreements contained in this Agreement and the Business Combination Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I
Representations and Warranties of Betters Shareholders

Each Betters Shareholder hereby represents and warrants, severally and not jointly, to Betters, the Company, PubCo and the SPAC as follows:

1.1            Organization and Standing; Authorization. Such Betters Shareholder, (a) if a natural person, is of legal age to execute this Agreement and is legally competent to do so, and (b) if the Betters Shareholder is not a natural person, (i) has been duly organized and is validly existing and in good standing under the Laws of its jurisdiction of formation, (ii) has all requisite corporate or limited liability power and authority, as applicable, to own, lease and operate its properties and to carry on its business as now being conducted, and (iii) has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. If the Betters Shareholder is not a natural person, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and no other corporate proceedings on the part of such Betters Shareholder are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby.

1.2            Binding Agreement. This Agreement has been duly and validly executed and delivered by such Betters Shareholder and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes the valid and binding obligation of such Shareholder, enforceable against such Betters Shareholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws affecting creditor’s rights generally and to general principles of equity (collectively, the “Enforceability Exceptions”).

1.3            Governmental Approvals. No consent of or filing or notification with any Governmental Authority on the part of such Betters Shareholder is required to be obtained or made in connection with the execution, delivery or performance by such Betters Shareholder of this Agreement or the consummation by such Betters Shareholder of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder, (b) any Approvals which may be required in connection with the Transactions as contemplated by or described or disclosed in the Business Combination Agreement, and (c) where the failure to obtain or make such consents or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of such Betters Shareholder to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

1.4            Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by such Betters Shareholder will not (a) conflict with or violate any provision of the Governing Documents of such Betters Shareholder, if and as applicable, (b) conflict with or violate any Law or required Approval applicable to such Betters Shareholder or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by such Betters Shareholder under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien (other than a Permitted Lien) upon any of the properties or assets of such Betters Shareholder under, (viii) give rise to any obligation to obtain any third party Approval from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any material right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of such Betters Shareholder, except, (1) in each case, as otherwise set forth in that certain shareholders’ agreement, dated July 5, 2021 (the “Betters Shareholders Agreement”), among Betters and one or more of its shareholders (which the parties hereto understand is being amended and restated in connection with the Transaction), and (2) for any deviations from the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of such Betters Shareholder to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

1.5            Betters Shareholder Shares. As of the date of this Agreement, such Betters Shareholder has sole legal and beneficial ownership of the Betters Shareholder Shares set forth opposite such Shareholder’s name on Schedule A hereto, and all such Betters Shareholder Shares are owned by such Shareholder free and clear of all Liens, other than Permitted Liens, Liens pursuant to the Betters Shareholders Agreement, the Betters Governing Documents or applicable federal or state securities Laws. Other than the Betters Shareholder Shares, such Betters Shareholder does not legally or beneficially own any ordinary shares, preference shares or any other share capital of Betters or securities that are convertible into or exercisable for ordinary shares, preference shares or other share capital of Betters. Such Betters Shareholder has the sole right to vote the Betters Shareholder Shares, and none of the Betters Shareholder Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Betters Shareholder Shares, except as contemplated by this Agreement, the Betters Shareholders Agreement, or the Betters Governing Documents.

1.6            Business Combination Agreement. Such Betters Shareholder understands and acknowledges that PubCo, SPAC, Betters and the Company are entering into the Business Combination Agreement in reliance upon such Betters Shareholder’s execution and delivery of this Agreement.

1.7            Adequate Information. Such Betters Shareholder has adequate information concerning the business of SPAC, PubCo, Betters and the Company to make an informed decision regarding this Agreement and the Transactions and has independently, and based on such information as such Betters Shareholder has deemed appropriate, made its own analysis and decision to enter into this Agreement. Such Betters Shareholder acknowledges that SPAC, PubCo, Betters and the Company have not made and do not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement. Such Betters Shareholder acknowledges that the agreements contained herein with respect to the Betters Shareholder Shares held by such Betters Shareholder are irrevocable unless the Business Combination Agreement is terminated in accordance with its terms and shall only terminate upon the termination of this Agreement.

ARTICLE II
Representations and Warranties of Betters

Betters hereby represents and warrants to the Betters Shareholders, PubCo, the Company and SPAC as follows:

2.1            Organization and Standing. Betters is an exempted company duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands. Betters has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Betters is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the properties owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where failure to be so qualified or licensed would not, and would not reasonably be expected to, have a Betters Material Adverse Effect.

2.2            Authorization; Binding Agreement. Betters has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Betters Board and, other than the Betters Resolutions, no other corporate proceedings on the part of Betters are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Betters and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes the valid and binding obligation of Betters, enforceable against Betters in accordance with its terms, subject to the Enforceability Exceptions.

2.3            Governmental Approvals. No consent of or filing or notification with any Governmental Authority on the part of Betters is required to be obtained or made in connection with the execution, delivery or performance by Betters of this Agreement or the consummation by Betters of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder, (b) any Approvals which may be required in connection with the Transactions as contemplated by or described or disclosed in the Business Combination Agreement, and (c) where the failure to obtain or make such consents or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a Betters Material Adverse Effect.

2.4            Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by Betters will not (a) conflict with or violate any provision of the Betters Governing Documents, (b) conflict with or violate any Law or required Approval applicable to Betters or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by Betters under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien (other than a Permitted Lien) upon any of the properties or assets of Betters under, (viii) give rise to any obligation to obtain any third party Approval from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any material right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of Betters, except for any deviations from the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a Betters Material Adverse Effect.

2.5            Company Shares. As of the date of this Agreement, Betters has sole legal and beneficial ownership of the Company Shares set forth opposite Betters’ name on Schedule A hereto, and all the Company Shares are owned by Betters free and clear of all Liens, other than Permitted Liens, Liens pursuant to the Company Governing Documents or applicable federal or state securities Laws. Other than the Company Shares, Betters does not legally or beneficially own any ordinary shares, preference shares or any other share capital of the Company or securities that are convertible into or exercisable for ordinary shares, preference shares or other share capital of the Company. Betters has the sole right to vote the Company Shares, and none of the Company Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Company Shares, except as contemplated by this Agreement or the Company Governing Documents.

2.6            Adequate Information. Betters is a sophisticated shareholder and has adequate information concerning the business and financial condition of SPAC, PubCo and the Company to make an informed decision regarding this Agreement and the Transactions and has independently and without reliance upon SPAC, PubCo or the Company, and based on such information as it has deemed appropriate, made its own analysis and decision to enter into this Agreement. Betters acknowledges that SPAC, PubCo and the Company have not made and do not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement. Betters acknowledges that the agreements contained herein with respect to the Company Shares held by it are irrevocable unless the Business Combination Agreement is terminated in accordance with its terms and shall only terminate upon the termination of this Agreement.

ARTICLE III
Representations and Warranties of SPAC

SPAC hereby represents and warrants to the Betters Shareholders, PubCo, Betters and the Company as follows:

3.1            Organization and Standing. SPAC is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. SPAC has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. SPAC is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the properties owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where failure to be so qualified or licensed would not, and would not reasonably be expected to, have a SPAC Material Adverse Effect.

3.2            Authorization; Binding Agreement. SPAC has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the SPAC Board and, other than obtaining the SPAC Stockholders’ Approval, no other corporate proceedings on the part of SPAC are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by SPAC and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes the valid and binding obligation of SPAC, enforceable against SPAC in accordance with its terms and subject to the Enforceability Exceptions.

3.3            Governmental Approvals. No consent of or filing or notification with any Governmental Authority on the part of SPAC is required to be obtained or made in connection with the execution, delivery or performance of this Agreement or the consummation by SPAC of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder, (b) any Approvals which may be required in connection with the Transactions as contemplated by or described or disclosed in the Business Combination Agreement, and (c) where the failure to obtain or make such consents or to make such filings or notifications has not had, and would not reasonably be expected to have, a SPAC Material Adverse Effect.

3.4            Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by SPAC will not (a) conflict with or violate any provision of any SPAC Governing Documents, (b) conflict with or violate any Law or required Approval applicable to SPAC or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by SPAC under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien (other than a Permitted Lien) upon any of the properties or assets of SPAC under, (viii) give rise to any obligation to obtain any third party Approval from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of SPAC, except for any deviations from the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a SPAC Material Adverse Effect.

ARTICLE IV
Representations and Warranties of the Company

The Company hereby represents and warrants to the Betters Shareholders, PubCo, Betters and SPAC as follows:

4.1            Organization and Standing. The Company is a business company limited by shares duly incorporated, validly existing and in good standing under the Laws of the British Virgin Islands. The Company has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Company is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the properties owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where failure to be so qualified or licensed would not, and would not reasonably be expected to, have a Betters Material Adverse Effect.

4.2            Authorization; Binding Agreement. The Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Company Board and Betters, as the sole shareholder of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

4.3            Governmental Approvals. No consent of or filing or notification with any Governmental Authority on the part of the Company is required to be obtained or made in connection with the execution, delivery or performance by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder, (b) any Approvals which may be required in connection with the Transaction as contemplated by or described or disclosed in the Business Combination Agreement, and (c) where the failure to obtain or make such consents or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a Betters Material Adverse Effect.

4.4            Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by the Company will not (a) conflict with or violate any provision of the Company Governing Documents, (b) conflict with or violate any Law or required Approval applicable to the Company or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by the Company under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien (other than a Permitted Lien) upon any of the properties or assets of the Company under, (viii) give rise to any obligation to obtain any third party Approval from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any material right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of the Company, except for any deviations from the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a Betters Material Adverse Effect.

ARTICLE V
Representations and Warranties of PubCo

PubCo hereby represents and warrants to the Betters Shareholders, Betters, the Company and SPAC as follows:

5.1            Organization and Standing. PubCo is an exempted company duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands. PubCo has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. PubCo is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the properties owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where failure to be so qualified or licensed would not, and would not reasonably be expected to, have a Betters Material Adverse Effect.

5.2            Authorization; Binding Agreement. PubCo has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the PubCo Board, and no other corporate proceedings on the part of PubCo are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by PubCo and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes the valid and binding obligation of PubCo, enforceable against PubCo in accordance with its terms, subject to the Enforceability Exceptions.

5.3            Governmental Approvals. No consent of or filing or notification with any Governmental Authority on the part of PubCo is required to be obtained or made in connection with the execution, delivery or performance by PubCo of this Agreement or the consummation by PubCo of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder, (b) any Approvals which may be required in connection with the Transactions as contemplated by or described or disclosed in the Business Combination Agreement, and (c) where the failure to obtain or make such consents or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, Betters Material Adverse Effect.

5.4            Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by PubCo will not (a) conflict with or violate any provision of the PubCo Governing Documents, (b) conflict with or violate any Law or required Approval applicable to PubCo or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by PubCo under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien (other than a Permitted Lien) upon any of the properties or assets of PubCo under, (viii) give rise to any obligation to obtain any third party Approval from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any material right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of PubCo, except for any deviations from clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a Betters Material Adverse Effect.

ARTICLE VI

Agreement to Vote; Certain Other Covenants of the Betters Shareholders

Each Betters Shareholder covenants and agrees with SPAC, PubCo, Betters and the Company during the term of this Agreement as follows:

6.1            Agreement to Vote.

(a)             In Favor of the Business Combination Agreement and the Transactions. At any meeting of the shareholders of Betters called to seek the adoption and approval of the Business Combination Agreement and the Transactions (the “Betters Special Resolution”), or at any adjournment thereof, or in connection with any written consent of the shareholders of Betters or in any other circumstances upon which a vote, consent or other approval with respect to the Business Combination Agreement, any other Ancillary Agreements, the Share Contribution, the Merger, or any other Transactions is sought, each Betters Shareholder shall (i) if a meeting is held, appear at such meeting or otherwise cause its Betters Shareholder Shares to be counted as present at such meeting for purposes of establishing a quorum, and (ii) vote or cause to be voted its Shareholder Shares in favor of granting the Betters Special Resolution or such action by written consent or, if there are insufficient votes in favor of granting the Betters Special Resolution and no such written consent can be obtained, in favor of the adjournment or postponement of such meeting of the shareholders of Betters to a later date but not past the Outside Date.

(b)            Against Other Transactions. At any meeting of shareholders of Betters or at any adjournment thereof, or in connection with any written consent of the shareholders of Betters or in any other circumstances upon which such Betters Shareholder’s vote, consent or other approval is sought, such Betters Shareholder shall vote (or cause to be voted) its Betters Shareholder Shares (including by proxy, withholding class vote and/or written consent, if applicable) against (i) any business combination agreement, merger agreement or merger (other than the Business Combination Agreement and the Transactions), scheme of arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by Betters or the Company or any public offering of any shares of Betters or the Company, or, in case of a public offering only, a newly-formed holding company of Betters or the Company or such material Subsidiaries, other than in connection with the Transactions, (ii) any Alternative Transaction relating to Betters or the Company, and (iii) other than any amendment to the Betters Governing Documents expressly permitted under the terms of, consented to under, or required in connection with the Transactions under the Business Combination Agreement, any amendment of the Betters Governing Documents.

6.2            No Transfer. Other than (x) pursuant to this Agreement or the Business Combination Agreement, (y) upon the written consent of Betters and SPAC or (z) to an Affiliate of such Betters Shareholder (provided that such Affiliate shall enter into a written agreement, in form and substance reasonably satisfactory to SPAC and Betters agreeing to be bound by this Agreement to the same extent as such Betters Shareholder was with respect to such transferred Betters Shareholder Shares), from the date of this Agreement until the earlier of (1) the date of termination of this Agreement and (2) the Closing Date, such Betters Shareholder shall not, directly or indirectly, (i) (a) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option, right or warrant to purchase or otherwise transfer, dispose of or agree to transfer or dispose of (including by gift, tender or exchange offer, merger or operation of law), directly or indirectly, encumber or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the Securities and Exchange Commission (the “SEC”) promulgated thereunder, any Betters Shareholder Shares, (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Betters Shareholder Shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) publicly announce any intention to effect any transaction specified in clause (a) or (b) (the actions specified in clauses (a)-(c), collectively, “Transfer”), or enter into any Contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any Betters Shareholder Shares to any Person other than in accordance with the Business Combination Agreement and the Transactions, (ii) grant any proxies or enter into any voting arrangement, whether by proxy, voting agreement, voting trust, voting deed or otherwise (including pursuant to any loan of Betters Shareholder Shares), or enter into any other agreement, with respect to any Betters Shareholder Shares, in each case, other than as set forth in this Agreement, the Business Combination Agreement, any shareholders’ agreement to be entered into in place of the Betters Shareholders Agreement (if applicable), or the voting and other arrangements under the Betters Governing Documents, (iii) take any action that would make any representation or warranty of such Betters Shareholder herein untrue or incorrect, or have the effect of preventing or disabling such Betters Shareholder from performing its obligations hereunder, or (iv) commit or agree to take any of the foregoing actions or take any other action or enter into any Contract that makes any of its representations or warranties contained herein untrue or incorrect in any material respect or would have the effect of preventing or materially delaying such Betters Shareholder from performing any of its obligations hereunder. Any action attempted to be taken in violation of the preceding sentence will be null and void. Each Betters Shareholder agrees, and covenants to, SPAC, PubCo, Betters and the Company, that such Betters Shareholder shall not request that Betters register the Transfer (by book-entry or otherwise) of any certificated or uncertificated interest representing any of the Betters Shareholder Shares, and Betters shall not recognize any such Transfer.

6.3            Waiver of Appraisal and Dissenters’ Rights. Each of the Betters Shareholders hereby irrevocably waives, and agrees not to exercise or assert, any dissenters’ or appraisal rights under Cayman Islands Law and any other similar statute in connection with the Transactions and the Business Combination Agreement.

6.4            Revocation of Prior Proxies. Each Betters Shareholder represents and warrants that any proxies heretofore given in respect of the Betters Shareholder Shares that may still be in effect are not irrevocable, and such proxies have been or are hereby revoked to the extent such prior proxies conflict with the proxy granted in Section 8.2.

ARTICLE VII
Covenants of Betters

Betters covenants and agrees with SPAC, the Company and PubCo during the term of this Agreement as follows:

7.1            No Transfer. Other than (x) pursuant to this Agreement or the Business Combination Agreement or (y) upon the written consent of SPAC and PubCo, from the date of this Agreement until the earlier of (1) the date of termination of this Agreement and (2) the Closing Date, Betters shall not, directly or indirectly, (i) Transfer or enter into any Contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any Company Shares to any Person other than pursuant to the Share Contribution, (ii) grant any proxies or enter into any voting arrangement, whether by proxy, voting agreement, voting trust, voting deed or otherwise (including pursuant to any loan of Company Shares), or enter into any other agreement, with respect to any Company Shares, in each case, other than as set forth in this Agreement or the voting and other arrangements under the Company Governing Documents, (iii) take any action that would make any representation or warranty of Betters untrue or incorrect in any material respect, or have the effect of preventing or disabling Betters from performing its obligations hereunder, or (iv) commit or agree to take any of the foregoing actions or take any other action or enter into any Contract that would reasonably be expected to make any of its representations or warranties contained herein untrue or incorrect or would have the effect of preventing or delaying Betters from performing any of its obligations hereunder. Any action attempted to be taken in violation of the preceding sentence shall be null and void. Betters agrees, and covenants to, SPAC and PubCo, that Betters shall not request that the Company register the Transfer (by book-entry or otherwise) of any certificated or uncertificated interest representing any of the Company Shares, and the Company shall not recognize any such Transfer.

ARTICLE VIII
Additional Agreements of the Parties

8.1            Termination. This Agreement shall terminate upon the earliest of (a) the Effective Time, (b) the unanimous written agreement of all the parties hereto and (c) the termination of the Business Combination Agreement in accordance with its terms (the earliest such date under clauses (a), (b) and (c) being referred to herein as the “Termination Date”), and upon such termination, no party hereto shall have any liability hereunder other than for its willful and material breach of this Agreement prior to such termination; provided, however, that no party to this Agreement shall be relieved from any liability to the other parties hereto resulting from a willful breach of this Agreement.

8.2            Appointed Representative. Each Betters Shareholder hereby grants an irrevocable power of attorney to, and constitutes and appoints as its proxy, Betters (the “Appointed Representative”), with full power and authority in its name and on its behalf to (a) act in the absolute discretion of the Appointed Representative with respect to all matters relating to this Agreement, including execution and delivery of any amendment of, or supplement to, this Agreement, any waiver of any condition under, or right arising out of, this Agreement, and any termination of this Agreement; (b) in general, do all things and to perform all acts, including negotiating, executing and delivering all agreements, certificates, receipts, instructions, and other instruments, contemplated by, or deemed advisable to complete the transactions contemplated by, this Agreement; (c) vote its Betters Shareholder Shares as contemplated in Section 6.1; and (d) perform its duties and fulfill the obligations of such Betters Shareholder under this Agreement, including but not limited to, its obligations under Article VI. The appointment of the Appointed Representative and the irrevocable power of attorney and proxy granted pursuant to this Section 8.2 (i) shall be in addition to, and shall not be deemed to supersede or revoke, any other power of attorney or proxy granted hereunder, (ii) is coupled with an interest and bestows on Betters full power to vote and act for such Betters Shareholder with respect to the aforementioned matters, (iii) shall be effective as of the date hereof and will terminate immediately on the Termination Date and (iv) shall not, without the prior written consent of Betters, be superseded or revoked by any power of attorney or proxy granted by such Betters Shareholder simultaneously herewith or subsequent hereto. The Appointed Representative shall not be liable for any act done or omitted hereunder as Appointed Representative while acting in good faith and in the exercise of reasonable judgment. Each Betters Shareholder shall severally in equal proportion indemnify the Appointed Representative and hold the Appointed Representative harmless against any loss or expense incurred without negligence or bad faith on the part of the Appointed Representative and arising out of or in connection with the acceptance or administration of their duties hereunder.

8.3            Further Assurances. Each Betters Shareholder shall, from time to time, (a) execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as SPAC, PubCo, Betters or the Company may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement, the Business Combination Agreement, the other Ancillary Agreements and the Transactions and (ii) refrain from exercising any veto right, consent right or similar right (whether under the Betters Governing Documents or the Companies Act of the Cayman Islands) which would impede, disrupt, prevent or otherwise adversely affect the consummation of the Transactions.

8.4            Enforcement of Rights under Repurchase Agreement. Each of Betters and Auto King (as defined on Schedule A) hereby covenants and agrees to enforce all of its rights and remedies under that certain Shares Repurchase Agreement, dated as of even date herewith, by and among BOCI Investment Limited, a company incorporated under the Laws of Hong Kong, whose registered office is at 26/F, Bank of China Tower, 1 Garden Road, Central, Hong Kong (“BOCI”), Auto King, Ms. Wu Haimei and Betters (the “Repurchase Agreement”), to cause BOCI to comply with its covenants and agreements under, and to consummate the transactions contemplated by, the Repurchase Agreement, in each case, in accordance with the terms and conditions set forth therein. Each of Betters and Auto King acknowledges and agrees that (a) the terms and conditions set forth in this Section 8.4 are a material inducement for SPAC to enter into the Business Combination Agreement and (b) if either Betters or Auto King fails to comply with its obligations under this Section 8.4, the SPAC shall be entitled an injunction or injunctions, specific performance or other equitable relief to cause each of Betters and Auto King to exercise all of its rights and remedies under the Repurchase Agreement.

ARTICLE IX
General Provisions

9.1            Notice. All notices and other communications among the parties hereto shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (c) on the day following mailing if sent by FedEx or other nationally recognized overnight delivery service, or (d) when delivered by email during normal business hours at the location of the recipient, and otherwise on the next following Business Day, to the Company, PubCo, Betters and SPAC in accordance with Section 12.3 of the Business Combination Agreement and to such Betters Shareholder at its address set forth set forth on Schedule A hereto (or at such other address for a party hereto as shall be specified by like notice).

9.2            Disclosure. Each of the Betters Shareholders authorizes SPAC, PubCo, Betters and the Company to publish and disclose in any announcement or disclosure required by the SEC or the Nasdaq, such Betters Shareholder’s identity and ownership of the Betters Shareholder Shares and the nature of such Betters Shareholder’s obligations under this Agreement.

9.3            Miscellaneous. The provisions of Sections 12.4 – 12.8, 12.10 – 12.17 of the Business Combination Agreement are incorporated herein by reference, mutatis mutandis, as if set forth in full herein.

[Signature pages follow]

IN WITNESS WHEREOF, each party hereto has duly executed this Agreement, all as of the date first written above.

PubCo:

BAIRD MEDICAL INVESTMENT HOLDINGS LIMITED

Signature:	/s/ Haimei Wu
Name:	Haimei Wu
Title:	Director

[Signature Page to Betters Shareholder Support Agreement]

IN WITNESS WHEREOF, each party hereto has duly executed this Agreement, all as of the date first written above.

Betters:

BETTERS MEDICAL INVESTMENT HOLDINGS LIMITED

Signature:	/s/ Haimei Wu
Name:	Haimei Wu
Title:	Director

[Signature Page to Betters Shareholder Support Agreement]

IN WITNESS WHEREOF, each party hereto has duly executed this Agreement, all as of the date first written above.

Company:

TYCOON CHOICE GLOBAL LIMITED

Signature:	/s/ Haimei Wu
Name:	Haimei Wu
Title:	Director

[Signature Page to Betters Shareholder Support Agreement]

IN WITNESS WHEREOF, each party hereto has duly executed this Agreement, all as of the date first written above.

SPAC:

EXCELFIN ACQUISITION CORP.

Signature:	/s/ Joe Ragan
Name:	Joe Ragan
Title:	Chief Executive Officer and Chief Financial Officer

[Signature Page to Betters Shareholder Support Agreement]

IN WITNESS WHEREOF, each party hereto has duly executed this Agreement, all as of the date first written above.

Betters Shareholder:

AUTO KING INTERNATIONAL LIMITED

Signature:	/s/ Haimei Wu
Name:	Haimei Wu
Title:	Director

[Signature Page to Betters Shareholder Support Agreement]

Schedule A

Betters Shares

Betters Shareholder & Notice Address	Number of Betters Shares
Auto King International Limited (“Auto King”)	6,010,191

Company Shares

Company Shareholder & Notice Address	Number of Company Shares
Betters Medical Investment Holdings Limited	1

Schedule A